C O N F I D E N T I A L September 23, 2025 Discussion Materials Exhibit 99.2

C O N F I D E N T I A L This presentation contains confidential information pertaining to Urban One, Inc. (“we” or the “Company”). This presentation is being provided on a confidential basis to the recipient solely to assist the recipient in evaluating a potential transaction (the “Transaction”) with the Company. The Company does not intend for this presentation to form the entire basis of any transaction or investment decision by the recipient. ANY TRANSACTION WITH THE COMPANY INVOLVES A HIGH DEGREE OF RISK. Any party to a transaction should inquire into, independently investigate and consider such risks before entering into any transaction with the Company. 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C O N F I D E N T I A L 3 36Appendix3. 25Business Plan Overview2. 4Financial Performance1. TABLE OF CONTENTS

C O N F I D E N T I A L FINANCIAL PERFORMANCE 4

Company Segment Overview

Urban One is the largest diversified media company targeting Black Americans and urban consumers in the US

Radio Broadcasting	Cable Television	Digital Media	Reach Media
70+ radio stations across 13 urban markets	Two flagship TV networks, TV One and CLEO TV	Distributes premium content via websites, apps, social and more	Top-rated radio personalities and national radio programs
Urban, gospel, talk, local community and news formats	Features hit original series Fatal Attraction and Unsung, plus classic sitcoms	Anchored by brands such as Bossip	"Must attend" experiences and activations
Revenue driven by national and local advertising spend	Each serves 33+ million households domestically	24 million unique monthly visitors systemwide	Reaches 34 million monthly listeners
37% *of 2025E Revenue*	**42%** *of 2025E Revenue*	**13%** *of 2025E Revenue*	**8%** *of 2025E Revenue*

Moelis

CONFIDENTIAL 5

Financial Overview

Commentary

- Urban One is facing headwinds recently due the reversal of ad spend momentum as corporates revise DEI policies
- Cable TV segment is also dealing with subscriber churn, while national and network radio demand continues to shrink
- Mid-term political ad revenue will help drive a modest rebound in 2026 in the Radio and Digital segments alongside growth related to Urban One's efforts in Connected Television Advertising ("CTV")
  - Local digital revenues have opportunities for upside by gaining significant market share in local digital audio markets through the audience extension business which has been a focus area for growth
- Historically, Urban One has had higher Radio and Cable TV margins relative to market peers, and the company continues to actively look for opportunities to optimize cost structure across the organization in the hopes of returning margins closer to historical norms

Consolidated Net Revenue *($ in millions)*



–% % Growth
(6%)
(15%)
2%
$478
$450
$384
$392
2023A
2024A
2025E
2026E

Adj. EBITDA *($ in millions)*



–% % Margin
27%
23%
16%
18%
$131
$103
$60
$70
2023A
2024A
2025E
2026E

Note: 2023A figures include partial year contribution only from net acquisition of two Houston radio stations; four stations acquired and two divested

Moelis CONFIDENTIAL 6

Summary P&L 2023A – 2025E

URBAN ONE
REPRESENTING BLACK CULTURE

Summary P&L

$ in millions

		2023A	2024A	2025E	CAGR 23A-25E
	Net Revenue				
	Radio Broadcasting	$156.2	$165.8	$142.3	*(4.6%)*
	Cable Television [1]	196.2	176.1	160.8	*(9.5%)*
1	Digital [1]	75.5	62.8	50.9	*(17.9%)*
	Reach Media	52.9	47.3	32.8	*(21.3%)*
	Corporate / Eliminations / Other	(3.1)	(2.3)	(2.5)	*(9.7%)*
	Consolidated Net Revenue	**$477.7**	**$449.7**	**$384.3**	***(10.3%)***
	% Growth		*(5.9%)*	*(14.5%)*	
	Operating Expenses [2]				
	Radio Broadcasting	121.6	128.6	117.9	*(1.5%)*
	Cable Television	108.6	110.0	98.1	*(5.0%)*
2	Digital	55.5	49.3	46.2	*(8.7%)*
	Reach Media	38.1	35.0	32.8	*(7.2%)*
	Corporate / Eliminations / Other	39.0	37.1	31.2	*(10.5%)*
	Operating Expenses	**$362.9**	**$360.1**	**$326.3**	***(5.2%)***
	Add Backs				
	Radio Broadcasting	1.5	0.9	0.2	*(65.5%)*
	Cable Television	1.2	0.6	(0.0)	*N/A*
	Digital	0.8	(0.5)	0.0	*(94.5%)*
	Reach Media	0.2	(0.6)	0.1	*(12.6%)*
	Corporate / Eliminations / Other	12.6	13.5	1.8	*(61.9%)*
	Add Backs	**$16.2**	**$13.9**	**$2.1**	***(63.8%)***
	Adj. EBITDA				
	Radio Broadcasting	36.1	38.1	24.5	*(17.5%)*
	Cable Television	88.8	66.7	62.8	*(15.9%)*
	Digital	20.8	13.1	4.7	*(52.5%)*
	Reach Media	14.9	11.6	0.1	*(93.4%)*
	Corporate / Eliminations / Other	(29.5)	(26.0)	(32.0)	*4.0%*
3	**Consolidated Adj. EBITDA**	**$131.0**	**$103.5**	**$60.1**	***(32.3%)***
	% Margin	*27.4%*	*23.0%*	*15.6%*	
	(-) Cash Interest Expense, Net	(47.9)	(44.7)	(37.8)	*(11.1%)*
	(-) Cash Taxes	(2.0)	(2.5)	(0.5)	*(51.5%)*
	(-) TV Content Spend, Net	(2.7)	(13.8)	3.0	*N/A*
	(+/-) Other Income / (Expense) [3]	119.9	(13.0)	(6.8)	*N/A*
	(+/-) Change in Net Working Capital	(0.4)	17.7	(3.4)	*193.5%*
4	(-) Capex	(7.7)	(7.2)	(10.0)	*13.9%*
	Levered Free Cash Flow	**$190.3**	**$39.9**	**$4.6**	***N/A***
	(-) Completed Debt Buybacks	(22.3)	(115.6)	(51.9)	*N/A*
	Levered Free Cash Flow After Debt Buybacks	**$168.0**	**($75.6)**	**($47.3)**	***N/A***

Commentary

1. Overall revenues continue to decline due to industry headwinds
   - Cable TV universe is shrinking which has had a negative impact on delivery and ratings
   - Radio listenership continues to decline as national sales underperform local due to slower corporate sales and DEI decline
2. High fixed cost nature of the Digital segment, as well as growth in higher cost audience extension business[4] led to operating expenses decreasing at a slower rate
3. Adj. EBITDA is impacted by less flexible high fixed costs relative to the overall revenue reclines
   - Loss of an indirect streaming deal has a $6mm impact on both revenue and EBITDA (100% margin revenue)
4. Elevated capex in 2025 due to build-out of the studio in Indianapolis

Note: 2023A figures include partial year contribution only from net acquisition of two Houston radio stations; four stations acquired and two divested
1. Segment information for 2024A has been recast to reclassify a portion of revenues from our CTV offering from the Digital segment to the Cable Television segment; no reclassification for 2023A
2. Segment information for 2024A has been recast to conform to operating expenses used to evaluate segment performance; no reclassification for 2023A
3. 2023A LFCF includes cash proceeds of $136.8 million related to the sale of the MGM investment; removing the impact of the sale results in 2023A LFCF of $51.3 million
4. Audience extension business refers to the sale of digital impressions that not owned or operated by Urban One and sold outside of Urban One's O&O products

Moelis CONFIDENTIAL 7

Key Radio Industry Trends

URBAN ONE
REPRESENTING BLACK CULTURE

1

Declining Local / Network Ad Revenue

Increased competition from digital platforms is reducing traditional radio's share of advertising dollars, making it harder to sustain revenue growth

2

Shifting Listener Habits

Streaming services and podcasts are pulling audiences away from terrestrial radio reducing listener engagement and altering consumption patterns

3

High Leverage Levels and Financial Strain

Many radio broadcasters' high debt limits flexibility, restricting digital investment and increasing economic vulnerability

4

Increased Licensing Costs

Rising music licensing fees and talent contract demands add financial pressure, increasing operational costs

5

Fragmentation of Audience

Younger demographics are consuming audio content across multiple platforms (e.g., Spotify, YouTube, podcasts), making it increasingly difficult to maintain audience loyalty and engagement

6

Technology Solutions

Advertisers are pursuing programmatic audio investments industry-wide, creating the need to identify supporting technology solutions

Moelis

CONFIDENTIAL 8

Recent RMLC Agreement

Settlement Overview

- In August 2025, the Radio Music License Committee (RMLC) reached settlement agreements with ASCAP/BMI to resolve rate litigation for music licensing
  - The agreement will be effective January 1, 2022 through December 31, 2029, with retroactive fees applied
- BMI secured its largest rate increase ever for the radio industry with fees increasing ~20% from 1.78% of gross revenue under the previous agreement to 2.14% in 2022, gradually increasing to 2.20% by 2026 and remaining steady through 2029
  - BMI also introduced a minimum annual fee of $773 per station, ensuring that smaller broadcasters contribute a baseline amount

New Agreement BMI Royalty Rates



1.78%
2.14%
2.14%
2.26%
2.19%
2.20%
2.20%
2.20%
2.20%
Current
2022
2023
2024
2025
2026
2027
2028
2029

Implications for Urban One

1. **BMI fees are expected to be in line with 2024; rate increases are expected to be offset by declining revenue**
2. **Urban One expects the retroactive payment to be ~$3 million for the 2022 – 2024 period (~$1 million annually); final charges will be provided in the October invoice and recorded as an out-of-period expense**
3. **Company expects to balance retroactive payments with ongoing debt repayment over the 18-month payment period through March 2027[1]**
4. **Even given declining revenue forecasts, management has included $400k increase in costs to account for the higher royalty rates**

Source: Public information
1. Retroactive payments for the increased rates between 2022 and 2024 may be made by monthly instalments over an 18-month period beginning when invoiced in October 2025 through March 2027

Moelis CONFIDENTIAL 9

Radio – Historical Performance

URBAN ONE
REPRESENTING BLACK CULTURE

Radio Broadcasting P&L

$ in millions

	2023A	2024A	2025E	CAGR 23A-25E
Net Revenue				
National	$53.1	$48.3	$40.2	*(13.0%)*
1 Local NTR Spot	98.3	$99.1	$95.5	*(1.4%)*
Political	3.3	$17.5	$2.3	*(17.4%)*
Network, NTR and Other	19.3	21.4	21.4	*5.4%*
Digital	23.0	23.1	18.7	*(9.8%)*
Direct Expenses	(18.3)	(19.8)	(16.2)	*(5.8%)*
Net Revenue	**$178.8**	**$189.5**	**$161.9**	***(4.8%)***
% Growth		*6.0%*	*(14.6%)*	
Operating Expenses[1]				
Technical	11.5	12.3	12.6	*4.7%*
Internet	2.6	2.9	2.9	*NA*
Production	1.7	1.8	1.6	*(3.7%)*
2 Programming	30.5	32.3	28.8	*(2.8%)*
Marketing and Promotions	3.6	5.7	4.2	*8.8%*
Special Events	3.0	3.4	2.5	*(9.9%)*
3 Sales Exp	49.7	52.0	51.7	*1.9%*
General and Administrative	28.9	30.0	26.5	*(4.3%)*
Trade Expenses	1.1	1.3	1.0	*(4.8%)*
Operating Expenses	**$132.6**	**$141.6**	**$131.7**	***(0.3%)***
Add Backs:	1.5	0.9	0.2	*(65.5%)*
Intercompany Allocations:[2]	(11.6)	(10.8)	(5.8)	*(29.2%)*
Adj. EBITDA	**$36.1**	**$38.1**	**$24.5**	***(17.5%)***
4 *% Margin[3]*	*23.1%*	*23.0%*	*17.2%*	

Commentary

1. National advertising expected to soften (17%) in 2025 while local direct revenues is demonstrating resilience, declining only (4%)
   - Management has strategically shifted focus to local direct business and digital extensions
   - Washington, DC market repositioned with new talent additions and programming enhancements, including the Rickey Smiley Morning Show
   - North Carolina markets diversifying revenue base following normalization of sports betting advertising cycle
2. Programming expense is largely fixed as talent and support staff are paid salaries with bonus potential
3. Normalized G&A expected following $1 million one-time bad debt expense in 2025
   - Sales costs are increasing as share of audience extension market grows
4. Political ad revenue is high margin and impacts non-election years, offset by high fixed cost base

Moelis

Note: 2023A figures include partial year contribution only from net acquisition of two Houston radio stations; four stations acquired and two divested
1. Segment information for 2024A has been recast to conform to operating expenses used to evaluate segment performance; no reclassification for 2023A
2. For reporting purposes, digital revenues and expenses are re-allocated to the digital segment
3. EBITDA margin calculated on net revenues excluding revenue allocated to the digital segment

CONFIDENTIAL 10

Radio – Historical Performance by Market

URBAN ONE REPRESENTING BLACK CULTURE

Market	Radio Net Revenue[1]				Radio Adj. EBITDA				Market Trends
$ in millions	2023A	2024A	2025E	CAGR	2023A	2024A	2025E	CAGR	
4 Dallas, TX	**$7.5**	**$6.8**	**$6.4**	*(7.3%)*	**$1.1**	**$0.5**	**$0.3**	*(47.1%)*	• *Dallas is outperforming the market locally driven by growth in local personal injury attorneys, their largest category; growth focus is increasing digital billing[3]*
% Growth / Margin		*(8.3%)*	*(6.3%)*		*15.4%*	*7.4%*	*5.0%*		
6 Houston, TX[2]	**$28.4**	**$38.1**	**$36.1**	*12.7%*	**$12.0**	**$14.4**	**$15.3**	*13.0%*	• *Houston is closing the gap on total spot performance with local digital pacing up by 28% for 2025*
% Growth / Margin		*34.1%*	*(5.3%)*		*42.3%*	*37.7%*	*42.5%*		
7 Atlanta, GA	**$25.6**	**$26.9**	**$20.5**	*(10.6%)*	**$11.6**	**$13.0**	**$7.4**	*(19.9%)*	• *Atlanta leads in local spot performance driven by personal injury attorneys and is growing through improving national market share and increased digital billing[3]*
% Growth / Margin		*4.8%*	*(23.7%)*		*45.2%*	*48.2%*	*36.2%*		
8 Washington, DC	**$17.7**	**$15.9**	**$13.1**	*(13.8%)*	**$4.7**	**$3.6**	**$2.9**	*(22.9%)*	• *The market underwent significant management changes in 2025, including adding three veteran sales reps and adding the Rickey Smiley Morning Show on WMMJ*
% Growth / Margin		*(10.1%)*	*(17.4%)*		*27.3%*	*22.5%*	*21.9%*		
9 Philadelphia, PA	**$5.8**	**$6.4**	**$4.8**	*(9.0%)*	**$0.7**	**$1.1**	**$0.3**	*(35.5%)*	• *Despite headwinds due to significant year-over-year decline in political revenue, the market is on pace to increase local spot by 12.9% in 2025*
% Growth / Margin		*11.8%*	*(26.0%)*		*11.3%*	*16.3%*	*5.7%*		
20 Charlotte, NC	**$14.2**	**$16.4**	**$13.0**	*(4.3%)*	**$2.3**	**$3.9**	**$1.0**	*(34.1%)*	• *Market total spot spend is down (19.4%) YTD due to lower gambling revenue, but the cluster is outperforming the market with a decline of (18.9%)*
% Growth / Margin		*15.2%*	*(20.5%)*		*16.1%*	*24.1%*	*7.7%*		
22 Baltimore, MD	**$13.4**	**$13.1**	**$11.3**	*(8.2%)*	**$6.0**	**$5.3**	**$3.9**	*(19.3%)*	• *Baltimore cluster is growing its spot revenue share to 26.1% YTD compared to 25.2% in the prior year, despite a soft market*
% Growth / Margin		*(1.6%)*	*(14.2%)*		*44.8%*	*40.5%*	*34.6%*		
33 Cincinnati, OH	**$5.8**	**$6.0**	**$5.3**	*(4.8%)*	**$1.8**	**$2.0**	**$1.2**	*(16.6%)*	• *While the market is soft overall, Urban One is outperforming the total spot market by 3 points YTD*
% Growth / Margin		*3.1%*	*(12.0%)*		*30.6%*	*33.8%*	*23.5%*		
35 Raleigh-Durham, NC	**$7.7**	**$11.0**	**$6.3**	*(9.7%)*	**$2.5**	**$4.6**	**$1.0**	*(37.2%)*	• *The market is facing significant declines year-over-year due to lessened gambling and political revenue*
% Growth / Margin		*42.1%*	*(42.6%)*		*32.0%*	*42.3%*	*15.4%*		
36 Columbus, OH	**$6.5**	**$6.2**	**$5.5**	*(7.9%)*	**$1.5**	**$1.3**	**$0.9**	*(24.1%)*	• *Columbus total spot market is challenged as the political climate and anti-immigrant sentiment has led to lower ad spend and live event engagement at the Spanish station*
% Growth / Margin		*(4.9%)*	*(10.8%)*		*23.5%*	*20.8%*	*16.0%*		
37 Cleveland, OH	**$11.1**	**$10.4**	**$8.8**	*(11.2%)*	**$3.4**	**$3.6**	**$2.4**	*(16.6%)*	• *Despite significant change in political revenues from the prior year, the Cleveland cluster is outperforming the total spot market YTD ((7.1%) vs (13.3%), respectively)*
% Growth / Margin		*(6.5%)*	*(15.7%)*		*30.8%*	*34.3%*	*27.1%*		
38 Indianapolis, IN	**$24.5**	**$25.2**	**$23.6**	*(1.7%)*	**$5.2**	**$4.6**	**$4.7**	*(4.3%)*	• *Indianapolis leads all revenue categories within its market with a 51.2% total market share YTD, showcasing the company's ability to drive growth and gain market share*
% Growth / Margin		*2.8%*	*(6.0%)*		*21.1%*	*18.2%*	*20.0%*		
51 Richmond, VA	**$5.1**	**$4.9**	**$5.0**	*(0.9%)*	**$0.8**	**$0.3**	**$1.0**	*13.1%*	• *Market is expected to benefit from significant political revenue in back half of 2025, and pacing positive in total spot YTD*
% Growth / Margin		*(3.3%)*	*1.6%*		*15.8%*	*6.0%*	*20.6%*		

1. Urban One includes Digital Revenue related to each station within that station's P&L
2. 2023A figures include partial year contribution only from net acquisition of two Houston radio stations; four stations acquired and two divested
3. Urban One aims to increase market share by selling more digital advertising to existing and new radio customers

Moelis CONFIDENTIAL 11

Radio – Local Agency Ad Revenue by Market

Local Agency Sales by Market *($ in millions)*



FY23A
FY24A
FY25E
2.2 2.5 2.4
9.7 13.8 13.0
12.3 11.1 10.2
5.1 4.6 4.1
1.7 1.2 1.2
6.8 6.2 5.7
3.9 3.5 3.3
1.8 1.9 1.8
2.7 2.6 2.7
2.2 1.9 1.7
3.2 3.0 2.5
8.6 7.8 7.2
1.5 1.6 1.6

Market	Dallas, TX	Houston, TX[2]	Atlanta, GA	Washington, DC	Philadelphia, PA	Charlotte, NC	Baltimore, MD	Cincinnati, OH	Raleigh-Durham, NC	Columbus, OH	Cleveland, OH	Indianapolis, IN	Richmond, VA
Rank[1]	4	6	7	8	9	20	22	33	35	36	37	38	51

Commentary

- Local agency revenue is less resilient relative to local direct ad revenues – revenue across markets is trending down
- Over the last few years, larger advertising clients have shifted to building in-house agency capabilities, shifting spend from agency to direct channels
- Urban One's local agency business is migrating toward digital campaigns, decreasing the supply for local radio spot revenue
  - As a result, local radio growth is largely a function of growth in digital, which grew from ~6% to ~8% of overall radio revenue in 2024
- Larger, top 10, markets and those that host higher ranked stations have more local business from agency relative to direct

1. Market rank per BIA
2. 2023A figures include partial year contribution only from net acquisition of two Houston radio stations; four stations acquired and two divested

Moelis CONFIDENTIAL 12

Radio – Local Direct Ad Revenue by Market

URBAN ONE
REPRESENTING BLACK CULTURE

Local Direct Revenue by Market *($ in millions)*



FY23A
FY24A
FY25E
2.0 1.8 1.8
6.4 8.7 8.2
3.1 2.7 3.1
3.8 3.0 2.7
1.2 1.5 1.5
2.2 2.3 2.4
4.1 3.6 3.6
1.7 1.7 1.9
0.8 0.8 0.8
1.3 1.3 1.3
2.8 2.1 2.6
6.4 6.9 6.9
1.2 1.2 1.2

Market	Dallas, TX	Houston, TX[2]	Atlanta, GA	Washington, DC	Philadelphia, PA	Charlotte, NC	Baltimore, MD	Cincinnati, OH	Raleigh-Durham, NC	Columbus, OH	Cleveland, OH	Indianapolis, IN	Richmond, VA
Rank[1]	4	6	7	8	9	20	22	33	35	36	37	38	51

Commentary

- Urban One has a strong foothold in the local direct marketplace, outperforming competitors in 8 markets year-to-date by driving new direct business
  - The key target demographic continues to be those aged 25-54, followed by 18-49
  - Clients within Legal Services represent the largest advertisers within the Radio segment, nearly doubling their contribution to total revenue in the last three years from 14% to 24%
  - Other top contributors (as a % of local revenue) include Healthcare (12%), Government/Public (12%), Entertainment (11%) and Auto (8%)
- Headwinds related to reduction in DEI focused campaign continue to impact local revenues, however, importance of targeting a diverse audience provides strategic opportunities for share gain
  - Urban One reaches over 64% of Black America, with ~70% of Urban One's audience being of diverse background

1. Market rank per BIA
2. 2023A figures include partial year contribution only from net acquisition of two Houston radio stations; four stations acquired and two divested

Moelis CONFIDENTIAL 13

Radio – National Ad Revenue by Market

National Ad Revenue by Market *($ in millions)*



FY23A
FY24A
FY25E
2.5 1.9 1.7
10.8 13.1 12.8
8.2 6.4 5.0
6.6 5.1 3.3
1.9 1.6 1.3
2.9 4.0 2.3
4.1 3.9 3.2
1.6 1.2 0.9
3.2 2.6 1.7
1.8 1.1 0.9
3.2 2.6 1.9
4.6 3.8 4.0
1.2 1.0 1.1

Market	Dallas, TX	Houston, TX[2]	Atlanta, GA	Washington, DC	Philadelphia, PA	Charlotte, NC	Baltimore, MD	Cincinnati, OH	Raleigh-Durham, NC	Columbus, OH	Cleveland, OH	Indianapolis, IN	Richmond, VA
Rank[1]	4	6	7	8	9	20	22	33	35	36	37	38	51

Commentary

- National advertising trends reflect industry-wide challenges, with Miller Kaplan estimating a (12.4%) market decline through June relative to an Urban One decline of (19.5%)
  - Ex-political performance in line with, or exceeding market benchmarks
  - The Telecom category represents the largest portion of national revenue at 20%, along with Retail (17%), Financial (11%), Government/Public (11%) Services (11%), Healthcare (7%) and Auto (5%)
  - Actively reducing concentration risk and impact of attrition in corporate sales revenue from select consumer goods and auto accounts
- Washington, DC market implementing strategic repositioning with programming enhancements and rate optimization to drive recovery in market share and ratings
- Raleigh-Durham and Charlotte, NC are impacted by natural maturation of the sports betting advertising cycle post legalization in 2024
- Ohio markets showing mixed performance with share gains in Cleveland and Columbus offsetting softness in Cincinnati; management focusing resources on highest-opportunity markets

1. Market rank per BIA
2. 2023A figures include partial year contribution only from net acquisition of two Houston radio stations; four stations acquired and two divested

Moelis CONFIDENTIAL 14

C O N F I D E N T I A L Radio – Political Ad Revenue by Market 15 Commentary 0.0 0.3 0.2 0.1 0.2 0.3 0.1 0.3 0.0 0.2 0.3 0.7 0.4 0.1 0.7 4.4 0.8 1.4 1.6 1.1 0.7 2.9 0.6 1.5 0.7 0.10.0 0.1 0.2 0.6 0.1 0.2 0.1 0.1 0.1 0.1 0.1 0.2 0.5 FY23A FY24A FY25E Political Ad Revenue by Market ($ in millions) • 2025 revenue largely due to Virginia governor’s race and other local and state elections – benefit seen in DC and Richmond • Planning for a robust 2026 political year has already started, with the biggest political battles starting to take shape in Urban One markets for congressional, senatorial and gubernatorial races o Senate battleground states will be in Georgia and North Carolina o Key congressional races in Ohio, Pennsylvania, Texas and Virginia o Key gubernatorial races in Georgia, Maryland, Ohio, Pennsylvania and Texas Market Dallas, TX Houston, TX2 Atlanta, GA Washington, DC Philadelphia, PA Charlotte, NC Baltimore, MD Cincinnati, OH Raleigh- Durham, NC Columbus, OH Cleveland, OH Indianapolis, IN Richmond, VA Rank1 4 6 7 8 9 20 22 33 35 36 37 38 51 1. Market rank per BIA 2. 2023A figures include partial year contribution only from net acquisition of two Houston radio stations; four stations acquired and two divested

Cable Television – Historical Performance

URBAN ONE
REPRESENTING BLACK CULTURE

Cable Television P&L

$ in millions

	2023A	2024A	2025E	CAGR 23A-'25E
Net Revenue[1]				
Advertising Sales	$108.3	$99.0	$90.4	(8.6%)
Affiliate Sales	87.7	77.1	70.3	(10.5%)
Other Revenue	0.2	0.1	0.1	(17.4%)
1 **Net Revenue**	**$196.2**	**$176.1**	**$160.8**	**(9.5%)**
% Growth		(10.2%)	(8.7%)	
Operating Expenses[2]				
2 Program Content	53.5	50.1	44.1	(9.2%)
Operations	1.7	2.5	2.3	16.4%
On-Air Promotions	1.2	1.5	1.0	(12.4%)
3 Salaries & Related	21.7	22.3	20.6	(2.5%)
Travel & Entertainment	1.6	1.7	1.1	(18.0%)
4 Sales & Marketing	24.3	27.3	25.1	1.5%
General & Administrative	4.6	4.7	3.9	(7.2%)
Operating Expenses	**$108.6**	**$110.0**	**$98.1**	**(5.0%)**
Add Backs:	1.2	0.6	(0.0)	N/A
Adj. EBITDA	**$88.8**	**$66.7**	**$62.8**	**(15.9%)**
5 *% Margin*	45.2%	37.9%	39.0%	

Commentary

1. Linear television subscriber churn continues to impact cable networks and expected to be in the low double digit for 2025[3]
   - While TV One's affiliate revenue is decreasing, the network is expanding its AVOD/FAST offerings across major platforms including Tubi, Peacock, Amazon, and several others
2. TV One reduced and/or eliminated certain programming and high-cost loss leader series, without impact on ratings/delivery
   - Through 1H 2025, TV One is exceeding budget goals
3. Savings reflect 2024 workforce reduction of ~5% of TV One workforce, as well as open positions that continue to be carried
4. Upward inflationary pressures that were partially offset in 2025 by savings from reduced marketing and favorable bad debt expense
5. EBITDA margin degradation is due to high level of fixed costs, and programming minimums coupled with declining revenues

Moelis

1. Segment information for 2024A has been recast to reclassify a portion of revenues from our CTV offering from the Digital segment to the Cable Television segment; no reclassification for 2023A
2. Segment information for 2024A has been recast to conform to operating expenses used to evaluate segment performance; no reclassification for 2023A
3. U.S. Traditional residential multichannel forecast per S&P Global Market Intelligence

CONFIDENTIAL 16

Cable Television – Advertising Sales

URBAN ONE
REPRESENTING BLACK CULTURE

Advertising Sales Detail

$ in millions

	2023A	2024A	2025E	CAGR 23A-25E
Advertising Sales[1]				
1 National Sales	$80.2	$66.3	$51.3	*(20.0%)*
2 Ad Revenue - CTV	0.0	9.6	14.1	*N/A*
Direct Response Sale	13.6	9.1	8.7	*(20.2%)*
Paid Programming	0.7	0.5	0.4	*(24.8%)*
3 AVOD/FAST	1.5	3.3	4.8	*81.8%*
Barter	0.3	-	-	*(100.0%)*
4 Advertising Sales - CLEO TV	12.0	10.1	11.1	*(3.7%)*
Advertising Sales	**$108.3**	**$99.0**	**$90.4**	***(8.6%)***

Commentary

1. Overall TV One advertising revenue is tracking with the increase in industry subscriber churn of 11% over Q4' 2024 and Q1' 2025[2]
   - Audience as a percentage of Nielsen's Universe has been relatively flat over the last 3 years[3]
2. To balance the loss of linear revenues, Urban One has expanded Connected Television Advertising (CTV) efforts
   - CTV allows advertisers to target audiences with more precision with dynamic ad insertion
   - Expansion in CTV will continue into late 2025 with additional vMPVD's
3. AVOD/FAST is an area of significant growth, and includes ads on 3rd party platforms like Amazon and Peacock
   - Expected to add Roku and Vizio to the portfolio in the near term
4. CLEO TV viewership benefited from Nielsen panel changes in Q1 2025
   - Q4 2025 Nielsen methodology transition (45M households) expected to improve measurement stability for niche networks

1. Segment information for 2024A has been recast to reclassify a portion of revenues from our CTV offering from the Digital segment to the Cable Television segment; no reclassification for 2023A
2. Estimate per N Screen Media
3. Nielsen Npower; based on prime and total day ratings P25-54 from 2023 to Q2 2025

Moelis CONFIDENTIAL 17

Cable Television – Affiliate Sales

URBAN ONE — REPRESENTING BLACK CULTURE

Affiliate Sales Detail

$ in millions

	2023A	2024A	2025E	CAGR 23A-25E
Affiliate Sales				
1 Affiliate Sales	$95.6	$84.6	$77.3	*(10.1%)*
Affiliate Sales - PR[1]	(2.9)	(2.5)	(1.8)	*(21.2%)*
Launch Amortization	(5.0)	(5.0)	(5.2)	*2.4%*
Affiliate Sales	**$87.7**	**$77.1**	**$70.3**	***(10.5%)***
Memo: Rate Card				
Avg. TV One Gross Rate Card	$0.281	$0.295	$0.310	*3.3%*

2 **Affiliate Renewal Schedule**	**Subscriber Penetration[2]**	**Term**
Affiliate #1	22%	Dec-25
Affiliate #2	2%	Sep-26
Affiliate #3	3%	Sep-26
Affiliate #4	7%	Oct-26
Affiliate #5	37%	Dec-26
Affiliate #6	26%	Jan-27
Others	3%	
Total Subscriber Penetration	**100%**	

Commentary

1 Linear subscriber churn continues to impact Affiliate Sales

- Management expects subscriber loss to continue in the near term but double-digit pace to slow to single-digit in coming quarters

1 Potential Charter/Cox merger will have a less than $0.7 million annual effect on Affiliate Sales

- Potential ad sales upside from access to more subscribers post merger

2 The first major Affiliate renewal will occur at the end of 2025

- Affiliate has indicated desire to renew (22% of total subs)[2]
- Other major renewals will occur in 2026 and early 2027, representing 64% of total subs[2]

1. Affiliate Revenue – PR represents prior period adjustments given affiliate reporting practices
2. Subscriber percentage is calculated based on total subscribers based on affiliate remittances to TV One

Moelis CONFIDENTIAL 18

C O N F I D E N T I A L Cable Television – Ratings Overview 19 Source: Nielsen Nielsen Subscribers Total Day P25-54 Coverage Rating 42.9 40.7 37.2 36.4 32.8 33.6 TV One CLEO TV 0.07 0.01 0.06 0.01 0.07 0.02 TV One CLEO TV 2025E2023A 2024A Total Day P25-54 Delivery (millions) 23 5 16 3 15 4 TV One CLEO TV

C O N F I D E N T I A L Cable Television – African American Network Ratings 20 Source: Nielsen Total Day P25-54 African American Coverage Rating 0.18 0.13 0.18 0.16 0.07 0.32 0.23 0.14 0.32 0.59 0.17 0.12 0.16 0.14 0.05 0.19 0.26 0.11 0.28 0.51 0.14 0.10 0.17 0.13 0.12 0.15 0.24 0.14 0.30 0.43 Oxygen BET Her Bounce TV Lifetime Cleo TV VH1 LMN Bravo TV One BET Q2 20252023A 2024A Prime P25-54 African American Coverage Rating 0.21 0.19 0.19 0.25 0.10 0.42 0.30 0.29 0.46 0.78 0.21 0.19 0.17 0.20 0.06 0.26 0.36 0.24 0.44 0.64 0.14 0.17 0.18 0.19 0.20 0.24 0.29 0.31 0.45 0.51 Oxygen BET Her Bounce TV Lifetime Cleo TV VH1 LMN Bravo TV One BET

Cable Television – TV One Award Impact

Commentary

- In January 2024 the company, in consultation with its auditors, prospectively changed the definition of Adjusted EBITDA to include the TV One award expense
  - Due to the reduced valuation of the Cable TV reporting unit, this resulted in a $10.4m net benefit (reduced corporate expenses) in 2024
- TV One Awards expense expected to return to a normalized level, with a net expense of ~$2m, on a run-rate go-forward basis
- Future volatility is expected to be minimal, unless there is a material change in the valuation of the Cable TV assets
- See page 34 for additional detail on impact to financials

$ millions

TV One Award Liability

Liability amount is expected to be paid out upon the sale of TV One; cash payments accrue on the balance sheet and are adjusted when paid


$23.0
$10.4
$11.7
2023A
2024A
Q2 2025 YTD

P&L Expense Amount

Captures increases / (decreases) to the award liability by a debit / (credit) booked to expenses on the P&L based on changes to the valuation of TV One


$0.2
($10.4)
$1.3
2023A
2024A
Q2 2025 YTD

Cash Payment Amounts

The TV One Award on a cash basis is expected to be roughly $2 million per year and is calculated as ~4% of TV One dividends


$2.9
$2.1
$2.7
2023A
2024A
Q3 2025 YTD

Moelis
CONFIDENTIAL 21

Digital – Historical Performance

URBAN ONE
REPRESENTING BLACK CULTURE

Digital P&L

$ in millions

	2023A	2024A	2025E	CAGR 23A-25E
Net Revenue[1]				
1 iOne Digital Revenue	$52.8	$38.9	$33.4	(20.5%)
2 Radio Station Net Digital Revenue	22.6	23.7	19.6	(6.9%)
TV One Digital Revenue	1.8	2.1	(0.2)	N/A
Reach Digital Revenue	2.7	3.6	2.8	0.9%
Revenue Eliminations	(4.3)	(5.6)	(4.5)	2.2%
Net Revenue	**$75.5**	**$62.8**	**$50.9**	**(17.9%)**
% Growth		*(16.8%)*	*(18.9%)*	
Operating Expenses[2]				
3 iOne Digital Cost of Revenues	14.1	14.6	12.6	(5.5%)
iOne Digital Operating Expenses	22.7	16.6	15.5	(17.3%)
Rev Share to R1 Digital[3]	4.3	4.8	3.2	(14.0%)
4 Radio Stations Digital Expense	11.0	13.0	13.8	11.9%
TV One Digital Expense	-	0.6	-	N/A
Reach Digital Expenses	0.6	0.6	0.5	(16.0%)
Digital Hub Costs	6.3	5.2	5.3	(8.3%)
Expense Eliminations	(3.5)	(6.1)	(4.6)	13.9%
Operating Expenses	**$55.5**	**$49.3**	**$46.2**	**(8.7%)**
Add Backs:	0.8	(0.5)	0.0	(94.5%)
Adj. EBITDA	**$20.8**	**$13.1**	**$4.7**	**(52.5%)**
5 *% Margin*	*27.5%*	*20.8%*	*9.2%*	

Commentary

1. Sharp revenue decline in 2025 attributed to pullback in Black media spending (5% decline in 2024[4]) alongside tariffs and DEI dynamics, creating general volatility in the marketplace
2. Radio station revenue declines partially driven by restructuring of third-party deal at below market rates, and offset by growth in the audience extension business
   - The audience extension business allows Urban One to tap a wider client base across radio and TV clients with attractive margins
3. Lower site traffic results in higher costs as excess inventory is filled by running third-party campaigns and shift in product mix to pre-roll video
4. Audience extension business has relatively higher costs due to ad placement expenses on third-party platforms
5. Loss of high margin streaming revenue (see above) and decline in website traffic has led to higher TAC (traffic acquisition costs) resulting in Digital margin decline

1. Segment information for 2024A has been recast to reclassify a portion of revenues from our CTV offering from the Digital segment to the Cable Television segment; no reclassification for 2023A
2. Segment information for 2024A has been recast to conform to operating expenses used to evaluate segment performance; no reclassification for 2023A
3. iOne sales team sells inventory from Radio and REACH directly and indirectly that is distributed to those divisions
4. Estimate per AdAge

Moelis CONFIDENTIAL 22

Reach Media – Historical Performance

URBAN ONE
REPRESENTING BLACK CULTURE

Reach Media P&L

$ in millions

	2023A	2024A	2025E	CAGR 23A-25E
Net Revenue				
1 Syndicated Shows	$42.3	$37.1	$24.8	*(23.4%)*
Events	10.6	10.1	8.0	*(13.2%)*
Net Revenue	**$52.9**	**$47.3**	**$32.8**	***(21.3%)***
% Growth		*(10.6%)*	*(30.6%)*	
Operating Expenses[1]				
2 Syndicated Shows	26.2	23.2	22.9	*(6.5%)*
Events	8.7	9.0	7.3	*(8.4%)*
3 Corporate Expenses	3.2	2.9	2.6	*(10.4%)*
Operating Expenses	**$38.1**	**$35.0**	**$32.8**	***(7.2%)***
Add Backs:	0.2	(0.6)	0.1	*N/A*
Adj. EBITDA	**$14.9**	**$11.6**	**$0.1**	***(93.4%)***
% Margin	*28.2%*	*24.6%*	*0.2%*	

Commentary

1. Four accounts drove ~50% of the sales decline during the period, one of which was related to political campaign
   - Annual recalibration of advertiser and agency focus away from DEI and African American target audience were net negative impacts
2. Relatively modest decline in expenses due to limited flexibility of high fixed costs
   - Although current talent agreements are profit-share based, inclusion of minimum guarantees limits short-term expense reductions
3. Several efforts to reduce expenses were implemented including moving Reach offices, salary reductions and restructuring of management

1. Segment information for 2024A has been recast to conform to operating expenses used to evaluate segment performance; no reclassification for 2023A

Moelis CONFIDENTIAL 23

2025 Quarterly Performance Update

URBAN ONE
REPRESENTING BLACK CULTURE

2025 Quarterly P&L

$ in millions

	Q1'25A	Q2'25A	Q3'25E	Q4'25E
Net Revenue				
Radio Broadcasting	$32.6	$36.7	$36.1	$37.0
Cable Television	44.2	40.1	39.4	37.1
Digital	10.2	10.3	14.1	16.3
Reach Media	5.9	5.3	6.3	15.4
Corporate / Eliminations / Other	(0.6)	(0.7)	(0.6)	(0.6)
1 **Consolidated Net Revenue**	**$92.2**	**$91.6**	**$95.3**	**$105.2**
% Growth		*(0.7%)*	*4.0%*	*10.4%*
Operating Expenses				
Radio Broadcasting	29.9	29.8	29.1	29.2
Cable Television	25.6	22.0	24.3	26.1
Digital	10.2	10.4	12.7	13.0
Reach Media	6.5	7.0	6.1	13.2
Corporate / Eliminations / Other	8.5	9.0	7.0	6.7
2 **Operating Expenses**	**$80.7**	**$78.1**	**$79.2**	**$88.3**
Add Backs				
Radio Broadcasting	0.1	0.0	0.0	0.0
Cable Television	(0.0)	-	-	-
Digital	0.0	-	-	-
Reach Media	0.1	-	0.0	0.0
Corporate / Eliminations / Other	1.1	0.5	0.1	0.1
Add Backs	**$1.3**	**$0.5**	**$0.2**	**$0.2**
Adj. EBITDA				
Radio Broadcasting	2.8	6.9	7.0	7.7
Cable Television	18.6	18.1	15.1	11.0
Digital	0.1	(0.1)	1.4	3.4
Reach Media	(0.6)	(1.7)	0.1	2.1
Corporate / Eliminations / Other	(8.1)	(9.2)	(7.4)	(7.2)
3 **Consolidated Adj. EBITDA**	**$12.9**	**$14.0**	**$16.2**	**$17.0**
% Margin	*13.9%*	*15.2%*	*17.0%*	*16.2%*
(-) Cash Interest Expense, Net	(20.6)	(0.2)	(17.6)	0.6
(-) Cash Taxes	(0.0)	(0.1)	(0.2)	(0.2)
(-) TV Content Spend, Net	0.4	(1.1)	1.7	2.0
(+/-) Other Income / (Expense)	(4.5)	(0.1)	(2.4)	0.2
(+/-) Change in Net Working Capital	10.3	(9.2)	0.8	(5.3)
(-) Capex	(2.5)	(1.2)	(3.1)	(3.1)
Levered Free Cash Flow	**($4.2)**	**$2.0**	**($4.5)**	**$11.3**
(-) Completed Debt Buybacks	(16.4)	(33.2)	(2.3)	-
Levered Free Cash Flow After Debt Buybacks	**($20.6)**	**($31.2)**	**($6.8)**	**$11.3**

Commentary

1. Seasonality in Q3 / Q4 is historically a positive impact to iONE revenues as holiday season and back-to-school spending increases

2. In February of 2025, Urban One completed a workforce reduction across functions, offsetting the impact of declining revenue and tightening margins

3. Overall margins are down from 2024, driven by non-recurring mid-term political advertising
   - Changing corporate DEI policies further exasperated continued subscriber churn in TV and reduced demand in Digital and Reach

Note: LFCF excludes the impact of bond repurchases

Moelis

CONFIDENTIAL 24

C O N F I D E N T I A L BUSINESS PLAN OVERVIEW 25

Overview of Forecasted Performance

Commentary

- Urban One has been active in identifying and addressing factors within the company's control that contributed to its double-digit revenue decline in 2025, implementing targeted initiatives to stabilize and reverse these trends
- The company anticipates a modest rebound in 2026, supported by market tailwinds and leveraging operational efficiencies
  - **Radio:** Market conditions will support a mild recovery with revenue growth of 4% following a double-digit decline in 2025
  - **Cable TV:** Revenue continues to be under pressure as industry-wide subscriber churn is reflective of a challenging environment
  - **Digital:** Revenue diversification and expansion of the audience extension business will boost the segment, returning to growth in 2026
  - **Reach Media:** Following a challenging 2025, the segment is well-positioned to be a key driver of growth within the Urban One portfolio
- While Urban One operates with a largely fixed cost base, including certain contractual obligations, the company has undertaken a series of initiatives to optimize costs

Consolidated Net Revenue *($ in millions)*



–% % Growth
(6%)
(15%)
2%
$478
$450
$384
$392
2023A
2024A
2025E
2026E

Adj. EBITDA *($ in millions)*



–% % Margin
27%
23%
16%
18%
$131
$103
$60
$70
2023A
2024A
2025E
2026E

Note: 2023A figures include partial year contribution only from net acquisition of two Houston radio stations; four stations acquired and two divested

Moelis CONFIDENTIAL 26

Radio – Segment P&L Forecast

URBAN ONE

Net Revenue *($ in millions)*



–% % Growth
6%
(14%)
4%
$156
$166
$142
$148
2023A
2024A
2025E
2026E

Adj. EBITDA *($ in millions)*



–% % Margin
23%
23%
17%
21%
$36
$38
$25
$31
2023A
2024A
2025E
2026E

Key Assumptions & Commentary

- Management has forecasted Radio on a market-by-market basis, expecting an overall blended total spot market decrease of (1.5%) including Political in 2026
  - This follows a double-digit decline in 2025 due to economic uncertainty and lower political ad spending
  - Industry-wide spot market declined (12.1%) YTD through June 2025
- The more than anticipated decline in 2025 reflects broader market conditions and timing of specific revenue streams
  - Results impacted by sports gambling market maturation, political cycle, and transition of national streaming partnership
- Revenue expected to improve in 2026 driven by mid-term political advertising and digital expansion initiatives
  - Political revenue returning in competitive mid-term election cycle
  - Digital strategies positioned to drive incremental growth
- EBITDA margins strengthening in 2026 from combination of revenue recovery and full-year impact of 2025 cost reductions

Note: 2023A figures include partial year contribution only from net acquisition of two Houston radio stations; four stations acquired and two divested

Moelis CONFIDENTIAL 27

Cable Television – Segment P&L Forecast

URBAN ONE
REPRESENTING BLACK CULTURE

Net Revenue *($ in millions)*[1]



–%
% Growth
(10%)
(9%)
(5%)
$196
$176
$161
$154
2023A
2024A
2025E
2026E

Adj. EBITDA *($ in millions)*



–%
% Margin
45%
38%
39%
37%
$89
$67
$63
$56
2023A
2024A
2025E
2026E

Key Assumptions & Commentary

- Management has forecasted single-digit declines driven by ongoing shift of advertising spend away from TV and lower Affiliate Sales, but offset by growth in CTV and AVOD/FAST
  - Industry-wide linear subscriber churn of (10%) annually impacting Affiliate and Advertising revenue
  - TV One's ability to maintain stable ratings demonstrates strong content quality and viewer loyalty despite subscriber base changes
- Material cost saving initiatives are driving margin protection
  - Newly negotiated ratings service contracts provide immediate cost benefits
  - Additional optimization opportunities identified but not yet reflected in forecast
- EBITDA impact mitigated through combination of cost management and launch asset amortization
- Multiple growth initiatives positioned to diversify revenue beyond traditional linear model
  - AVOD/FAST platform expansion accelerating
  - CTV opportunities and content partnerships in development
  - Direct-to-consumer options under evaluation

1. Segment information for 2024A has been recast to reclassify a portion of revenues from our CTV offering from the Digital segment to the Cable Television segment; no reclassification for 2023A

Moelis
CONFIDENTIAL 28

Digital – Segment P&L Forecast

URBAN ONE

Net Revenue *($ in millions)*[1]



–% % Growth
(17%)
(19%)
6%
$75
$63
$51
$54
2023A
2024A
2025E
2026E

Adj. EBITDA *($ in millions)*



–% % Margin
28%
21%
9%
11%
$21
$13
$5
$6
2023A
2024A
2025E
2026E

Key Assumptions & Commentary

- Management has forecasted revenue growth in 2026, driven by mid-term political spending and increasing market share in audience extension business
  - Further growth based on increasing digital spend, improved packaging of combined assets and growth in iOne's digital audio and video products
- Digital segment diversifying from exclusive streaming partnership to multi-partner strategy, reducing concentration risk
  - Previous exclusive arrangement generated $6 million in revenue and EBITDA through 2024
- Audience extension business gaining strong momentum into H2 '25
  - $2 million pipeline identified for Q4 '25
  - Scaling opportunity as O&O capacity constraints removed, and product mix shifts toward higher-value offerings
- Indirect streaming revenue model evolving from historical 100% margins (2020-2024) to sustainable levels
  - Traffic acquisition costs increasing with decreases in traffic
  - Audience extension delivering 40% gross margins at scale
- Operating structure optimized in Q1 '25 with 18% workforce reduction
  - Further efficiency initiatives under evaluation

1. Segment information for 2024A has been recast to reclassify a portion of revenues from our CTV offering from the Digital segment to the Cable Television segment; no reclassification for 2023A

Moelis CONFIDENTIAL 29

C O N F I D E N T I A L Reach Media – Segment P&L Forecast 30 $15 $12 $0 $7 2023A 2024A 2025E 2026E $53 $47 $33 $39 2023A 2024A 2025E 2026E (11%) (31%) 20% % Growth–% % Margin–% Key Assumptions & CommentaryNet Revenue ($ in millions) Adj. EBITDA ($ in millions) 25% 0% 17%28% • Management has forecasted Reach Media to be the fastest growing segment of the portfolio in 2026 due to expectation of recapturing market share lost in 2025 • Revenue declined in 2025 due to loss of key brands and network market softness, with recovery targeted for 2026 o Despite challenges, management is targeting 3% network radio market share in 2026, resulting in 20% revenue growth o Sales reorganization underway with three new sellers already onboarded • Integrated sales strategy leveraging Urban One's broader platform capabilities o Cross-selling opportunities across 100+ seller network and all Reach assets o Enhanced efficiency through consolidated sales efforts across markets • EBITDA margins expected to recover to 17% in 2026 from near break-even in 2025 o Mid-term political advertising providing high-margin revenue boost o Market share gains expected to establish sustainable baseline beyond political cycles

Operating Expense Detail

Operating Expense Detail

$ in millions

	2023A	2024A	2025E	CAGR 23A-25E
Operating Expenses				
1 Programming and technical	136.9	135.2	121.8	*(5.7%)*
2 Sales and Marketing	130.2	130.7	120.4	*(3.9%)*
G&A	95.8	94.2	84.2	*(6.3%)*
Operating Expenses	**$362.9**	**$360.1**	**$326.3**	***(5.2%)***
Total Net Revenue	**$477.7**	**$449.7**	**$384.3**	***(10.3%)***

	2023A	2024A	2025E	2026E
Operating Expenses by Segment[1]				
Radio Broadcasting	121.6	128.6	117.9	116.3
Cable Television	108.6	110.0	98.1	97.4
Digital	55.5	49.3	46.2	47.4
Reach Media	38.1	35.0	32.8	32.7
3 Corporate / Eliminations / Other	39.0	37.1	31.2	27.4
Operating Expenses	**$362.9**	**$360.1**	**$326.3**	**$321.2**
4 **Operating Expenses as % of Net Revenue**				
Radio Broadcasting	77.8%	77.6%	82.9%	78.9%
Cable Television	55.4%	62.5%	61.0%	63.4%
Digital	73.5%	78.5%	90.8%	87.9%
Reach Media	72.1%	74.1%	100.2%	83.2%
Total Operating Expenses	**76.0%**	**80.1%**	**84.9%**	**82.0%**

Commentary

1. Programming and technical expenses are a large portion of the overall cost base and largely fixed
   - Talent agreements, among other content and licensing fees, have minimum payments and will be increasingly burdensome as revenues continue to decline
2. Salaries, cable TV marketing expense, Nielsen ratings and ad production are a significant portion of the fixed cost base, some of which is contractually required
   - Where revenue impact is limited, significant cuts have been made to discretionary advertising and promotional spend
3. Urban One reduced workforce and restructured management teams and office spaces proactively to manage variable costs
   - Continued identification of opportunities is key part of managements ongoing planning
4. Operating expense as a percentage of revenue is increasing due to high fixed costs coupled with declining revenues; however, Urban One benchmarks well against peers (83% vs 95%)[2]

Note:
1. 2023A figures include partial year contribution only from net acquisition of two Houston radio stations; four stations acquired and two divested Segment information for 2024A has been recast to conform to operating expenses used to evaluate segment performance; no reclassification for 2023A
2. Per public disclosures and excludes impairment expense; peers include Beasley, Cumulus, Saga Communications and Townsquare

Moelis CONFIDENTIAL 31

C O N F I D E N T I A L 83% 87% 94% 98% 102% 117% 95% 95% 98% 129% Urban One Townsquare Beasley Saga Cumulus Total Operating Expense Benchmarking 32 Source: Capital IQ; public disclosures Total Operating Cost as a Percentage of 2024A Revenue 2024A Net Revenue $450 $451 $240 $113 $827 2024A Adj. EBITDA $103 $83 $21 $9 $59 Margin 23.0% 18.5% 8.8% 7.7% 7.2% Excl. Impairment Expense Incl. Impairment Expense

Cost Savings Opportunities

	Cost Savings Included in 2026 Forecast	Beyond
Radio & Reach	• Savings primarily driven by consolidation of the Indianapolis studio and office • Further savings realized with the reorganization of radio management, national sales operation and Washington, DC programming	*Exploring AI to reduce radio broadcast production costs and further consolidating shared services such as traffic and finance*
Cable Television	• In February, the company completed a reduction in workforce, eliminating ~5% of staff (7 positions) – expected to result in $1.4 million in annual savings	*Further staffing reductions considered as subscriber churn continues to suppress cable television revenue*
Digital	• In February, the company completed a reduction in workforce, eliminating 18% of staff (~16%+ of total compensation expense) • Growing traffic to reduce dependency on traffic acquisition costs	*Currently evaluating all digital vendors to continue to cut expenses and streamline operations*
Corporate	• Corporate expense savings primarily driven by reductions in financial professional fees, corporate IT and software IT licenses • Additional areas that were targeted in this effort include corporate finance, HR, Legal and T&E • Consolidated corporate and Cable TV office space into the Urban One headquarters, saving $1 million annually across the two segments	*Evaluate cost reduction opportunities across external audit and legal, move to a self-insured medical model across the organization; pay director fees in stock*

Moelis
CONFIDENTIAL 33

Corporate Expense Detail

Corporate Expense Detail

$ in millions

		2024A	2025E	2026E	24-25 Δ	25-26 Δ
	Total Payroll excl Bonus/Award	$13.0	$13.2	$12.6	2%	(5%)
	Bonus	0.5	-	-	(100%)	N/A
1	TV One Award	(10.4)	1.9	1.9	N/A	–
	Software License Fees	4.9	4.4	4.1	(10%)	(7%)
2	Legal and Professional Fees	6.9	4.4	3.4	(36%)	(23%)
	Contract Labor and Consultants	2.4	1.5	1.5	(38%)	–
	Other Outside Services	1.6	1.5	1.5	(10%)	–
	Facilities and Office Exp	2.0	1.3	1.3	(32%)	–
	T&E	1.8	1.2	1.1	(37%)	(9%)
	Employee Benefits	1.5	1.3	1.3	(11%)	–
	Insurance, Tax Items, Other	1.7	1.3	1.3	(26%)	–
3	**Corporate expense, excl. add-backs**	**26.0**	**32.0**	**30.0**	**23%**	**(6%)**
	(+/-) TV One Award expense incl. in Adj. EBITDA	10.4	(1.9)	(1.9)	N/A	–
	(+) TV One Award cash payment	2.1	2.7	1.9	29%	(30%)
4	**Normalized corporate expense, excl. add-backs**	**$38.6**	**$32.7**	**$30.0**	**(15%)**	**(8%)**

Commentary

1. Due to the reduced valuation of the Cable TV reporting unit, there was a $10.4m net benefit (reducing corporate expenses) to the TV One Award expense in 2024

2. The most significant increase YoY in 2024 was attributable to third-party professional fees related to the audit and remediation efforts in Finance, followed by an increase in Software License fees post the company's data breach
   - The elevated level of expenses are expected to be reduced by ~50% through the forecast period

3. Excluding the impact of the $10.4 million benefit from the accounting change from the TV One award, total corporate expenses (excluding add-backs to Adjusted EBITDA) were about $36.4 million in 2024 compared to $29.5 million in 2023

4. Normalizing for the non-cash impact of the net benefit included in corporate expenses in 2024 shows Urban One's significant reductions in corporate expenses, and is expected to continue in 2026

Moelis CONFIDENTIAL 34

Cash Flow Forecast

URBAN ONE
REPRESENTING BLACK CULTURE

Levered Free Cash Flow Summary

$ in millions

		2023A	2024A	2025E	2026E
	Adj. EBITDA[1,2]				
	Radio Broadcasting	$36.1	$38.1	$24.5	$31.2
	Cable Television	88.8	66.7	62.8	56.2
	Digital	20.8	13.1	4.7	6.5
	Reach Media	14.9	11.6	0.1	6.6
	Corporate / Eliminations / Other	(29.5)	(26.0)	(32.0)	(30.0)
1	**Consolidated Adj. EBITDA**	**$131.0**	**$103.5**	**$60.1**	**$70.5**
	% Margin	*27.4%*	*23.0%*	*15.6%*	*18.0%*
	(-) Cash Interest Expense, Net	(47.9)	(44.7)	(37.8)	(29.2)
	(-) Cash Taxes	(2.0)	(2.5)	(0.5)	(0.5)
2	(-) TV Content Spend, Net	(2.7)	(13.8)	3.0	2.4
	(+/-) Other Income / (Expense)[3]	119.9	(13.0)	(6.8)	-
3	(+/-) Change in Net Working Capital	(0.4)	17.7	(3.4)	(5.8)
4	(-) Capex	(7.7)	(7.2)	(10.0)	(7.0)
5	**Levered Free Cash Flow**	**$190.3**	**$39.9**	**$4.6**	**$30.3**
	(-) Completed Debt Buybacks	(22.3)	(115.6)	(51.9)	-
	Levered Free Cash Flow After Debt Buybacks	**$168.0**	**($75.6)**	**($47.3)**	**$30.3**

Commentary

1. Expected increase from mid-term political ad revenue and a return to a 3% share of network market for Reach drive a positive increase to EBITDA
2. Net TV content spend expected to turn positive in 2025 reflecting the reduced investment in loss-leading original programming and reduction in number of overall premiere hours
3. Working capital estimated based on historical capital drivers and extrapolated through the forecast period
4. Capital expenditures peaking at $10 million for Indianapolis studio buildout in 2025 and expected to stay flat at $7 million per year beginning in 2026
5. Free cash flow expected to improve substantially following the reduction in debt balance, and interest expense

Note:
1. 2023A figures include partial year contribution only from net acquisition of two Houston radio stations; four stations acquired and two divested
   Segment information for 2024A has been recast to reclassify a portion of revenues from our CTV offering from the Digital segment to the Cable Television segment; no reclassification for 2023A
2. Segment information for 2024A has been recast to conform to operating expenses used to evaluate segment performance; no reclassification for 2023A
3. 2023A LFCF includes cash proceeds of $136.8 million related to the sale of the MGM investment; removing the impact of the sale results in 2023A LFCF of $51.3 million

Moelis CONFIDENTIAL 35

C O N F I D E N T I A L APPENDIX 36

Forecast Summary P&L Output

URBAN ONE
REPRESENTING BLACK CULTURE

$ in millions

	2023A	2024A	2025E	2026E	CAGR 23A-26E
Net Revenue					
Radio Broadcasting	$156.2	$165.8	$142.3	$147.5	*(1.9%)*
Cable Television[1]	196.2	176.1	160.8	153.6	*(7.8%)*
Digital[1]	75.5	62.8	50.9	53.9	*(10.6%)*
Reach Media	52.9	47.3	32.8	39.2	*(9.5%)*
Corporate / Eliminations / Other	(3.1)	(2.3)	(2.5)	(2.5)	*(6.5%)*
Consolidated Net Revenue	**$477.7**	**$449.7**	**$384.3**	**$391.7**	***(6.4%)***
% Growth		*(5.9%)*	*(14.5%)*	*1.9%*	
Operating Expenses[2]					
Radio Broadcasting	121.6	128.6	117.9	116.3	*(1.5%)*
Cable Television	108.6	110.0	98.1	97.4	*(3.6%)*
Digital	55.5	49.3	46.2	47.4	*(5.2%)*
Reach Media	38.1	35.0	32.8	32.7	*(5.1%)*
Corporate / Eliminations / Other	39.0	37.1	31.2	27.4	*(11.1%)*
Operating Expenses	**$362.9**	**$360.1**	**$326.3**	**$321.2**	***(4.0%)***
Add Backs					
Radio Broadcasting	1.5	0.9	0.2	-	*N/A*
Cable Television	1.2	0.6	(0.0)	-	*N/A*
Digital	0.8	(0.5)	0.0	-	*N/A*
Reach Media	0.2	(0.6)	0.1	-	*N/A*
Corporate / Eliminations / Other	12.6	13.5	1.8	-	*N/A*
Add Backs	**$16.2**	**$13.9**	**$2.1**	**-**	***N/A***
Adj. EBITDA					
Radio Broadcasting	36.1	38.1	24.5	31.2	*(4.7%)*
Cable Television	88.8	66.7	62.8	56.2	*(14.2%)*
Digital	20.8	13.1	4.7	6.5	*(32.1%)*
Reach Media	14.9	11.6	0.1	6.6	*(23.8%)*
Corporate / Eliminations / Other	(29.5)	(26.0)	(32.0)	(30.0)	*0.5%*
Consolidated Adj. EBITDA	**$131.0**	**$103.5**	**$60.1**	**$70.5**	***(18.7%)***
% Margin	*27.4%*	*23.0%*	*15.6%*	*18.0%*	
(-) Cash Interest Expense, Net	(47.9)	(44.7)	(37.8)	(29.2)	*(15.1%)*
(-) Cash Taxes	(2.0)	(2.5)	(0.5)	(0.5)	*(36.8%)*
(-) TV Content Spend, Net	(2.7)	(13.8)	3.0	2.4	*N/A*
(+/-) Other Income / (Expense)[3]	119.9	(13.0)	(6.8)	-	*N/A*
(+/-) Change in Net Working Capital	(0.4)	17.7	(3.4)	(5.8)	*143.6%*
(-) Capex	(7.7)	(7.2)	(10.0)	(7.0)	*(3.0%)*
Levered Free Cash Flow	**$190.3**	**$39.9**	**$4.6**	**$30.3**	***N/A***
(-) Completed Debt Buybacks	(22.3)	(115.6)	(51.9)	-	*N/A*
Levered Free Cash Flow After Debt Buybacks	**$168.0**	**($75.6)**	**($47.3)**	**$30.3**	***N/A***

Note: 2023A figures include partial year contribution only from net acquisition of two Houston radio stations; four stations acquired and two divested
1. Segment information for 2024A has been recast to reclassify a portion of revenues from our CTV offering from the Digital segment to the Cable Television segment; no reclassification for 2023A
2. Segment information for 2024A has been recast to conform to operating expenses used to evaluate segment performance; no reclassification for 2023A
3. 2023A LFCF includes cash proceeds of $136.8 million related to the sale of the MGM investment; removing the impact of the sale results in 2023A LFCF of $51.3 million

Moelis
CONFIDENTIAL 37

Local Competitive Landscape – Radio

URBAN ONE — REPRESENTING BLACK CULTURE

All figures below from BIA

Market	Urban One Inc	Competitors				Market Total
4 Dallas-Ft. Worth, TX 2024 BIA Revenue Est.[1] Rank / Market Share	Urban One Inc $10.9 6 | 4.6%	Audacy $53.9 1 | 23.2%	Cumulus Media Inc $52.8 2 | 22.8%	iHeartMedia $51.8 3 | 22.2%	Service Broadcasting Group LLC $15.1 4 | 6.5%	$232.3
6 Houston-Galveston, TX 2024 BIA Revenue Est.[1] Rank / Market Share	Urban One Inc $41.3 3 | 19.0%	iHeartMedia $72.1 1 | 33.3%	Audacy $48.1 2 | 22.3%	TelevisaUnivision $21.4 4 | 9.8%	Cumulus Media Inc $9.0 5 | 4.1%	$216.7
7 Atlanta, GA 2024 BIA Revenue Est.[1] Rank / Market Share	Urban One Inc $21.6 4 | 12.6%	CMG Media Corp. $57.8 1 | 33.9%	Audacy $32.8 2 | 19.3%	iHeartMedia $23.0 3 | 13.4%	Cumulus Media Inc $13.0 5 | 7.6%	$170.4
8 Washington, DC 2024 BIA Revenue Est.[1] Rank / Market Share	Urban One Inc $27.5 4 | 11.8%	Hubbard Broadcasting Inc $68.4 1 | 29.3%	Audacy $53.6 2 | 22.9%	iHeartMedia $51.6 3 | 22.1%	Howard University $12.5 5 | 5.3%	$233.7
9 Philadelphia, PA 2024 BIA Revenue Est.[1] Rank / Market Share	Urban One Inc $6.1 4 | 3.4%	Audacy $74.2 1 | 40.9%	Beasley Broadcast Group $53.7 2 | 29.7%	iHeartMedia $42.0 3 | 23.0%	Salem Media Group Inc $2.2 5 | 1.2%	$181.4
20 Charlotte-Gastonia-Rock Hill, NC-SC 2024 BIA Revenue Est.[1] Rank / Market Share	Urban One Inc $22.7 3 | 27.4%	iHeartMedia $29.3 1 | 35.1%	Beasley Broadcast Group $26.1 2 | 31.4%	Pacific Broadcasting Group Inc $2.6 4 | 3.1%	Norsan Consulting and Management $0.5 5 | 0.6%	$83.1
22 Baltimore, MD 2024 BIA Revenue Est.[1] Rank / Market Share	Urban One Inc $20.0 3 | 24.1%	Audacy $21.6 1 | 25.9%	iHeartMedia $21.2 2 | 25.6%	Hearst Corp., The $8.8 4 | 10.5%	Times-Shamrock Communications Inc $4.1 5 | 4.9%	$83.0
33 Cincinnati, OH 2024 BIA Revenue Est.[1] Rank / Market Share	Urban One Inc $7.5 4 | 9.9%	iHeartMedia $28.8 1 | 37.8%	Hubbard Broadcasting Inc $22.6 2 | 29.7%	Cumulus Media Inc $11.5 3 | 15.1%	Grant County Broadcasters $1.4 5 | 1.9%	$76.1
35 Raleigh-Durham, NC 2024 BIA Revenue Est.[1] Rank / Market Share	Urban One Inc $13.1 3 | 19.4%	Curtis Media Group $22.0 1 | 32.6%	iHeartMedia $20.7 2 | 30.6%	Capitol Broadcasting Company Inc $9.7 4 | 14.3%	Chapel Hill Media Group LLC $0.7 5 | 1.0%	$67.6
36 Columbus, OH 2024 BIA Revenue Est.[1] Rank / Market Share	Urban One Inc $6.1 3 | 11.0%	iHeartMedia $24.0 1 | 42.8%	Saga Communications Inc $10.3 2 | 18.4%	TEGNA Inc $4.5 4 | 8.0%	North American Broadcasting Company $4.0 5 | 7.1%	$56.0
37 Cleveland, OH 2024 BIA Revenue Est.[1] Rank / Market Share	Urban One Inc $10.0 3 | 14.4%	iHeartMedia $32.6 1 | 47.1%	Audacy $20.5 2 | 29.8%	Good Karma Broadcasting LLC $1.5 4 | 2.2%	K-Love, Inc. $1.5 5 | 2.1%	$69.1
38 Indianapolis, IN 2024 BIA Revenue Est.[1] Rank / Market Share	Urban One Inc $18.5 1 | 41.2%	Cumulus Media Inc $10.2 2 | 22.8%	iHeartMedia $10.2 3 | 22.8%	Bible Broadcasting Network Inc $3.0 4 | 6.6%	Sarkes Tarzian Inc $2.6 5 | 5.8%	$44.8
51 Richmond, VA 2024 BIA Revenue Est.[1] Rank / Market Share	Urban One Inc $9.0 3 | 23.8%	Audacy $16.9 1 | 44.4%	SummitMedia LLC $10.6 2 | 28.0%	VPM Media Corp. $0.9 4 | 2.3%	Mobile Radio Partners Inc $0.6 5 | 1.6%	$38.0

Source: BIA
1. BIA 2024 OTA Revenue estimate; figures do not include trade and barter, production or promotional revenues and are based on factors including retail sales growth, historical revenue trends, market development, new station entries and regional trends; additional data received from direct consultation with and survey responses from station operators and group owners

Moelis CONFIDENTIAL 38

Radio – Performance Relative to Market Estimate

URBAN ONE REPRESENTING BLACK CULTURE

All figures below from Miller Kaplan

Market[1]	Urban One Radio Net Revenue[2]				Market Estimate				Market Share			
$ in millions	Q3 '24A	Q4 '24A	Q1 '25A	Q2 '25A	Q3 '24A	Q4 '24A	Q1 '25A	Q2 '25A	Q3 '24A	Q4 '24A	Q1 '25A	Q2 '25A
4 Dallas, TX	$2.0	$1.8	$1.7	$1.8	$63.4	$65.7	$51.4	$60.5	3.1%	2.7%	3.3%	2.9%
6 Houston, TX	$10.2	$11.3	$9.3	$10.0	$58.9	$63.4	$50.6	$59.3	17.4%	17.8%	18.3%	16.8%
7 Atlanta, GA	$6.4	$9.1	$5.0	$7.2	$51.2	$63.3	$40.0	$46.7	12.4%	14.3%	12.6%	15.5%
8 Washington, DC	$4.1	$4.3	$2.9	$3.3	$52.9	$61.3	$45.6	$54.5	7.7%	7.0%	6.3%	6.1%
9 Philadelphia, PA	$1.6	$2.5	$1.2	$1.3	$51.4	$68.5	$39.3	$43.8	3.1%	3.6%	3.0%	3.0%
20 Charlotte, NC	$4.6	$5.4	$3.3	$3.4	$19.5	$22.8	$15.4	$17.2	23.8%	23.5%	21.4%	19.6%
22 Baltimore, MD	$3.3	$3.7	$2.9	$3.3	$18.8	$19.6	$15.9	$19.0	17.3%	19.0%	18.5%	17.3%
33 Cincinnati, OH	$1.8	$2.0	$1.1	$1.3	$26.1	$26.3	$19.1	$23.2	6.8%	7.6%	5.7%	5.8%
36 Columbus, OH	$1.5	$1.7	$1.0	$1.3	$20.9	$22.8	$17.0	$20.6	7.2%	7.6%	6.0%	6.1%
37 Cleveland, OH	$3.3	$3.5	$2.0	$2.4	$21.9	$24.2	$15.7	$17.5	15.1%	14.7%	12.6%	13.5%
38 Indianapolis, IN	$6.2	$6.5	$5.1	$6.6	$13.1	$13.3	$10.4	$12.5	47.8%	48.8%	49.1%	52.5%

Source: Miller Kaplan, BIA
Note: Excludes Raleigh-Durham, NC and Richmond, VA markets which are not included in Miller Kaplan data
1. Market Rank per BIA
2. Miller Kaplan includes Urban One's Digital Revenue related to each station within that station's revenue estimates

Moelis CONFIDENTIAL 39

Radio – FCC Cap Considerations by Market

URBAN ONE

Illustrative analysis of potential viable acquirors based on figures from BIA

Market	Competitors				
4 Dallas-Ft. Worth, TX	iHeartMedia	Cumulus Media Inc	Audacy	LKCM Radio Group LP	Estrella Media Inc
6 Houston-Galveston, TX	iHeartMedia	Audacy	DAIJ Media LLC	TelevisaUnivision	Henderson, Roy E
7 Atlanta, GA	iHeartMedia	Davis Broadcasting Inc	CMG Media Corp.	Audacy	Salem Media Group Inc
8 Washington, DC	Audacy	iHeartMedia	Hubbard Broadcasting Inc	Salem Media Group Inc	Cumulus Media Inc
9 Philadelphia, PA	Audacy	Beasley Broadcast Group	iHeartMedia	Salem Media Group Inc	B & L Media Ventures LLC
20 Charlotte-Gastonia-Rock Hill, NC-SC	Beasley Broadcast Group	iHeartMedia	Norsan Consulting and Management	2B Productions LLC	Ford Broadcasting Inc.
22 Baltimore, MD	iHeartMedia	Audacy	Hearst Corp., The	Peter & John Radio Fellowship Inc	Sweet Tea Radio LLC
33 Cincinnati, OH	iHeartMedia	Cumulus Media Inc	Hubbard Broadcasting Inc	DreamCatcher Communications Inc.	Alchemy Broadcasting LLC
35 Raleigh-Durham, NC	Curtis Media Group	Capitol Broadcasting Company Inc	iHeartMedia	Truth Broadcasting Corp.	Divine Mercy Radio Inc
36 Columbus, OH	iHeartMedia	Saga Communications Inc	North American Broadcasting Company	Delmar Communications Inc.	Runnymede Corp
37 Cleveland, OH	iHeartMedia	Audacy	Salem Media Group Inc	Tollett, Gary	D & E Communications Inc
38 Indianapolis, IN	Cumulus Media Inc	iHeartMedia	Continental Broadcast Group LLC	Mid-America Radio Group	Pilgrim Communications LLC
51 Richmond, VA	Audacy	Mobile Radio Partners Inc	SummitMedia LLC	MAGA Radio Network LLC	Denbar Communications Inc

Below FCC Ownership Cap   Above FCC Ownership Cap

Source: BIA
Note: Competitors are shown alphabetically where multiple competitors own the same number of stations

Moelis

CONFIDENTIAL 40

Radio – FCC Cap Considerations by Market

URBAN ONE REPRESENTING BLACK CULTURE

Illustrative analysis of potential viable targets based on figures from BIA

Market	Competitors				
4 Dallas-Ft. Worth, TX	Estrella Media Inc	Salem Media Group Inc	TelevisaUnivision	Chatham Hill Foundation Inc	Latino Media Network LLC
6 Houston-Galveston, TX	AIM Broadcasting (American International Media)	Bustos Media Holdings LLC	El Sembrador Ministries	FM Media Ventures LLC	Hector Guevara Ministry Corp
7 Atlanta, GA	Salem Media Group Inc	Dickey Broadcasting Company	La Favorita Inc	Word Christian Broadcasting	Light Media Holdings Inc
8 Washington, DC	Cumulus Media Inc	Metro Radio Inc (VA)	MultiCultural Broadcasting	WASP Productions	Carrasco, Alejandro
9 Philadelphia, PA	Salem Media Group Inc	B & L Media Ventures LLC	Chester County Radio Inc.	Four Rivers Community Broadcasting Corp	Lighthouse Support
20 Charlotte-Gastonia-Rock Hill, NC-SC	2G Media Inc	Bible Clarity	Billy Graham Evangelistic Association	Carolina Catholic Radio Network	Hegwood, Steve
22 Baltimore, MD	Hearst Corp., The	Peter & John Radio Fellowship Inc	Sweet Tea Radio LLC	BMax Media LLC	Cortona Media LLC
33 Cincinnati, OH	DreamCatcher Communications Inc.	Alchemy Broadcasting LLC	Baldwin Broadcasting Inc	Christian Broadcasting System Ltd	Dubois County Broadcasting
35 Raleigh-Durham, NC	Truth Broadcasting Corp.	Divine Mercy Radio Inc	Rodriguez, Estuardo	A and D Broadcasting	A&B Media LLC
36 Columbus, OH	Delmar Communications Inc.	ICS Communications Inc	WLOH Radio Company	.COM+ LLC	ITV.Com Inc
37 Cleveland, OH	Salem Media Group Inc	Tollett, Gary	D & E Communications Inc	Good Karma Broadcasting LLC	K-Love, Inc.
38 Indianapolis, IN	*Urban One is at the limit of 6 stations in Indianapolis, IN market*				
51 Richmond, VA	.COM+ LLC	ITV.Com Inc	247 Media Ministries	2B Productions LLC	2G Media Inc

Below FCC Ownership Cap   Above FCC Ownership Cap

Source: BIA
Note: Competitors are shown alphabetically where multiple competitors own the same number of stations

Moelis CONFIDENTIAL 41

C O N F I D E N T I A L Cable Television – Other Network Ratings Overview 42 Source: S&P Global Market Intelligence Subscribers Average 24 Hour Rating 26.3 42.9 47.6 56.2 58.5 64.4 65.2 67.7 24.2 37.2 40.8 53.1 54.5 60.9 61.6 65.1 22.5 35.0 38.3 50.8 51.4 57.2 57.9 62.3 BET Her TV One LMN Oxygen BET VH1 Lifetime Bravo Affiliate Revenue per Avg Sub per Month 0.11 0.18 0.13 0.25 0.31 0.30 0.43 0.44 0.12 0.19 0.13 0.26 0.31 0.31 0.44 0.44 0.12 0.20 0.14 0.27 0.30 0.31 0.45 0.45 BET Her TV One LMN Oxygen BET VH1 Lifetime Bravo 0.06 0.12 0.24 0.31 0.22 0.13 0.33 0.19 0.06 0.11 0.20 0.32 0.24 0.10 0.31 0.19 0.06 0.11 0.20 0.31 0.22 0.08 0.26 0.16 BET Her TV One LMN Oxygen BET VH1 Lifetime Bravo 2025E 2023A 2024A 2025E 2023A 2024A 2024A 2022A 2023A All figures below from Kagan

C O N F I D E N T I A L Reconciliation of Adjusted EBITDA 43 1. Corporate costs include professional fees and other nonrecurring items related to the material weakness remediation efforts 2. Investment income from MGM National Harbor is included in other income, net 3. In 2024, we made an immaterial change to the definition of adjusted EBITDA by adding back the loss from ceased non-core operations. All historical periods were recast to reflect this immaterial change $ in millions 2023A 2024A Net income (loss) attributable to common stockholders $2.1 ($105.4) Add back/(deduct) certain non-broadcast and digital operating income items included in net income (loss): Interest and investment income (7.0) (6.0) Interest expense 56.2 48.6 Provision for income taxes 7.9 9.8 Depreciation and amortization 7.1 7.7 EBITDA $66.3 ($45.3) Stock-based compensation 10.0 5.7 Gain on retirement of debt (2.4) (23.3) Other income, net (96.1) (0.9) Loss from unconsolidated joint venture 5.1 0.4 Net income attributable to non-controlling interests 2.5 1.2 Corporate costs1 12.9 8.7 Employment Agreement Award and other compensation 0.2 - Severance-related costs 0.7 2.7 Impairment of goodwill and intangible assets 129.3 151.8 Investment income from MGM National Harbor2 (0.1) - Loss from ceased non-core business initiatives3 2.6 2.5 Adjusted EBITDA $131.0 $103.5

Segment Adjusted EBITDA

STATEMENT OF OPERATIONS *($in millions)*	Consolidated	Radio Broadcasting	Cable Television[1]	Digital[1]	Reach Media	Corporate/ Eliminations/ Other
FY 2023A						
NET REVENUE	**$477.7**	**$156.2**	**$196.2**	**$75.5**	**$52.9**	**($3.1)**
OPERATING EXPENSES:						
Programming and technical	136.8	43.7	62.9	15.5	16.2	(1.5)
Sales and marketing	130.2	47.9	30.5	36.3	17.7	(2.2)
General and administrative	95.9	30.0	15.2	3.7	4.3	42.7
Total significant operating expenses	362.9	121.6	108.6	55.5	38.1	39.0
Other segment income (expenses)	16.2	1.5	1.2	0.8	0.2	12.6
Adjusted EBITDA	**$131.0**	**$36.1**	**$88.8**	**$20.8**	**$14.9**	**($29.5)**
FY 2024A						
NET REVENUE	**$449.7**	**$165.8**	**$176.1**	**$62.8**	**$47.3**	**($2.3)**
OPERATING EXPENSES:						
Programming and technical	135.3	46.4	60.6	14.7	14.5	(0.9)
Sales and marketing[2]	130.6	50.9	32.3	32.3	16.9	(1.8)
General and administrative[2]	94.2	31.3	17.1	2.3	3.7	39.8
Total significant operating expenses	360.1	128.6	110.0	49.3	35.0	37.1
Other segment income (expenses)	13.9	0.9	0.6	(0.5)	(0.6)	13.5
Adjusted EBITDA	**$103.5**	**$38.1**	**$66.7**	**$13.1**	**$11.6**	**($26.0)**

1. Segment information for 2024A has been recast to reclassify a portion of revenues from our CTV offering from the Digital segment to the Cable Television segment; no reclassification for 2023A
2. Segment information for 2024A has been recast to conform to operating expenses used to evaluate segment performance; no reclassification for 2023A

Moelis CONFIDENTIAL 44

Reconciliation of Segment Adjusted EBITDA

URBAN ONE
REPRESENTING BLACK CULTURE

Segment Adj. EBITDA to income (loss) from consolidated operations before benefit from income taxes reconciliation

$ in millions

	2023A	2024A
Segment Adj. EBITDA	**$160.5**	**$129.5**
Less: Corporate/Eliminations/Other	(29.5)	(26.0)
Adj. EBITDA	**$131.0**	**$103.5**
Less:		
Corporate Costs[1]	12.9	8.7
Employment Agreement Award and other compensation	0.2	-
Severance-related costs	0.7	2.7
Investment expense from MGM National Harbor[2]	(0.1)	-
Loss from ceased non-core business initiatives[3]	2.6	2.5
Stock-based compensation	10.0	5.7
Depreciation and amortization	7.1	7.7
Impairment of goodwill and intangible assets	129.3	151.8
Interest and investment income	(7.0)	(6.0)
Interest expense	56.2	48.6
Gain on retirement of debt	(2.4)	(23.3)
Other income, net	(96.1)	(0.9)
Income (loss) from consolidated operations before provision for income taxes	**$17.6**	**($94.0)**

1. Corporate costs include professional fees and other nonrecurring items related to the material weakness remediation efforts
2. Investment income from MGM National Harbor is included in other income, net
3. In 2024, we made an immaterial change to the definition of adjusted EBITDA by adding back the loss from ceased non-core operations. All historical periods were recast to reflect this immaterial change

Moelis
CONFIDENTIAL 45

Normalization of EBITDA for Non-Cash Items

URBAN ONE
REPRESENTING BLACK CULTURE

$ in millions

	2023A	2024A	2025E	2026E
Consolidated Adj. EBITDA	$131.0	$103.5	$60.1	$70.5
(+/-) TV One Award expense incl. in Adj. EBITDA[1]	-	(10.4)[2]	1.9	1.9
(-) Cash payments to CEO for TV One Award	(2.9)	(2.1)	(2.7)	(1.9)
Adj. EBITDA, after cash TV One Award payment	**$128.1**	**$90.9**	**$59.3**	**$70.5**
(+) Amortization of launch and content assets	55.1	51.3	42.7	43.9
(-) Content assets and content payables, launch support	(57.8)	(65.1)	(39.7)	(41.5)
Normalized Adjusted EBITDA	**$125.4**	**$77.1**	**$62.3**	**$72.9**
(+) Non-recurring corporate costs[3]	(12.9)	(8.7)	(1.3)	-
(+) Severence-related costs	(0.7)	(2.7)	(0.3)	-
(+) Loss from ceased non-core business initiatives[4]	(2.6)	(2.5)	(0.5)	-
Adjusted EBITDA add-backs	**($16.2)**	**($13.9)**	**($2.1)**	**–**
Normalized Adjusted EBITDA incl. impact of one-time costs	**$109.2**	**$63.2**	**$60.2**	**$72.9**

1. In January 2024, the company, in consultation with its auditors, prospectively changed the definition of Adjusted EBITDA to include the TV One award expense
2. Due to the reduced valuation of the Cable TV reporting unit, this resulted in a $10.4m net benefit (reduced corporate expenses) in 2024
3. Corporate costs include professional fees and other nonrecurring items related to the material weakness remediation efforts
4. In 2024, we made an immaterial change to the definition of adjusted EBITDA by adding back the loss from ceased non-core operations. All historical periods were recast to reflect this immaterial change

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CONFIDENTIAL 46